UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2024

SITE Centers Corp.

(Exact name of Registrant as Specified in Its Charter)

Ohio	1-11690	34-1723097
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 Enterprise Parkway
Beachwood, Ohio		44122
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (216) 755-5500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, Par Value $0.10 Per Share	SITC	New York Stock Exchange
Depositary Shares, each representing 1/20 of a share of 6.375% Class A Cumulative Redeemable Preferred Shares without Par Value	SITC PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 1, 2024, in advance of the Company's expected spin-off (the “Spin-Off,” and the date on which such Spin-Off is consummated, the “Spin-Off Date”) of Curbline Properties Corp. (“Curbline”), SITE Centers Corp. (“SITE Centers”) and certain of its affiliates (consisting of Curbline and Curbline TRS LLC (“Curbline TRS”), a wholly owned indirect subsidiary of Curbline) entered into an Assigned Employment Agreement (each, an “Assigned Employment Agreement”) with each of David R. Lukes, Conor M. Fennerty and John M. Cattonar, who are SITE Centers’ current Named Executive Officers (the “NEOs”). The primary purposes of the Assigned Employment Agreements are to:

•
Transfer, effective September 1, 2024, the employment of the NEOs from SITE Centers to Curbline TRS, in advance of the Spin-Off;
•
Have Curbline and Curbline TRS become counterparties to the Assigned Employment Agreements; and
•
Make certain modifications to (or reiterate, in the case of Mr. Lukes) the employment and compensation arrangements of each NEO with SITE Centers and Curbline TRS ahead of and after the Spin-Off.

Assigned Employment Agreement with Mr. Lukes

The Assigned Employment Agreement with Mr. Lukes (the “Lukes Assigned Employment Agreement”), which amends and restates his recent Employment Agreement, dated as of July 18, 2024, with SITE Centers (the “2024 Agreement”):

•
Reiterates, as previously disclosed, the extension of his Employment Agreement, dated as of September 11, 2020, with SITE Centers (the “2020 Agreement”) until the earlier of the Spin-Off Date and March 11, 2025, during which period Curbline TRS will employ Mr. Lukes on behalf of SITE Centers under the terms of the 2020 Agreement to continue to serve SITE Centers as its President and Chief Executive Officer;
•
Reiterates, as previously disclosed, that the Lukes Assigned Employment Agreement will supersede and replace such 2020 Agreement if the Spin-Off Date occurs prior to March 11, 2025, after which Spin-Off Date Curbline TRS will continue to employ Mr. Lukes as Curbline’s President and Chief Executive Officer for a term that will extend until the third anniversary of the Spin-Off Date; and
•
Provides that Mr. Lukes may render service to SITE Centers as its President and Chief Executive Officer after the Spin-Off, at the pleasure of the SITE Centers’ Board of Directors (the “SITE Centers Board”) and the Curbline Board of Directors (the “Curbline Board”), subject to the terms of the Lukes Assigned Employment Agreement and a Shared Services Agreement (the “Shared Services Agreement”) expected to be entered into on the Spin-Off Date among SITE Centers, Curbline and Curbline Properties LP (Curbline’s operating partnership (“Curbline OP”)).

Otherwise, the Lukes Assigned Employment Agreement does not substantively change the terms of his 2024 Agreement regarding his employment and compensation arrangements with SITE Centers, Curbline and Curbline TRS (including those to be in effect on and after the Spin-Off Date), as previously disclosed by SITE Centers in a Current Report on Form 8-K filed on July 22, 2024.

Assigned Employment Agreements with Messrs. Fennerty and Cattonar

The Assigned Employment Agreement with each of Messrs. Fennerty and Cattonar (each, an “Officer Assigned Employment Agreement”), which amends and restates his Employment Agreement, dated as of September 15, 2023, with SITE Centers (each, a “2023 Agreement”):

•
For Mr. Fennerty, provides that he will continue to serve as SITE Centers’ Executive Vice President, Chief Financial Officer and Treasurer until the Spin-Off Date (at which time he is expected to cease serving in such roles for SITE Centers), and that he will be employed by Curbline TRS on and after the Spin-Off Date as Curbline’s Executive Vice President, Chief Financial Officer and Treasurer;
•
For Mr. Cattonar, provides that he will continue to serve as SITE Centers’ Executive Vice President and Chief Investment Officer until the Spin-Off Date (and thereafter at the pleasure of the SITE Centers Board), and that he will be employed by Curbline TRS on and after the Spin-Off Date as Curbline’s Executive Vice President and Chief Investment Officer; and
•
Provides that each of Messrs. Fennerty and Cattonar may render reasonable service to SITE Centers after the Spin-Off, at the pleasure of the SITE Centers’ Board and the Curbline Board, subject to the terms of the Officer Assigned Employment Agreement and the Shared Services Agreement, as applicable.

As a general matter, the Officer Assigned Employment Agreements do not otherwise substantively change the terms (including the fixed term of the agreement, level of base salary and the target level of annual performance-based and time-based equity awards thereunder) of the 2023 Agreements regarding the NEOs’ employment and compensation arrangements with SITE Centers, Curbline and Curbline TRS (including those to be in effect on and after the Spin-Off Date), as previously disclosed by SITE Centers in a Current Report on Form 8-K filed on September 19, 2023, except as follows:

•
The annual performance-based equity awards that Messrs. Fennerty and Cattonar are scheduled to receive under the Officer Assigned Employment Agreements will be granted to them in October of each year (beginning in October 2024) in the form of Curbline OP limited partnership units (“LTIP Units”) or Curbline restricted stock (as chosen by each NEO) under the Curbline Properties Corp. 2024 Equity and Incentive Compensation Plan, with a performance period of approximately 37 months (instead of being granted to them each March in restricted stock units with a performance period of 36 months). LTIP Units are expected to be structured to enable them to qualify as “profits interests” for U.S. federal income tax purposes under current federal income tax law (as a result, LTIP Units will generally only have value (other than with respect to the right to receive distributions) to the extent that they receive sufficient allocations of book gain for tax purposes, after which LTIP Units that have vested can be redeemed for cash or shares of Curbline common stock);
•
For the annual time-based equity awards that Messrs. Fennerty and Cattonar are scheduled to receive under the Officer Assigned Employment Agreements by March 15 of each year, each NEO will be able to choose annually to receive such award in LTIP Units or Curbline restricted stock (rather than in restricted stock units); and
•
The annual cash incentive for 2024 (assuming the Spin-Off Date occurs during 2024) will be split between SITE Centers and Curbline and consist of (1) a pro-rated payment from SITE Centers for the portion of 2024 occurring prior to the Spin-Off Date based on actual performance, and (2) a payment from Curbline for the remaining portion of 2024 after the Spin-Off Date based on actual performance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 3, 2024	By:	/s/ Aaron M. Kitlowski
Executive Vice President, General Counsel and Secretary